                                                                   EXHIBIT 10.33


               TERMINATION AGREEMENT AND MUTUAL GENERAL RELEASE

     This Termination Agreement and Mutual General Release ("Release") dated March 25, 1997, is entered into by and between Sport Chalet, Inc., a Delaware corporation ("Borrower"), and BankAmerica Business Credit, Inc., a Delaware corporation ("BABC").

     FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the parties agree to terminate the Loan and Security Agreement between them dated May 14, 1996, as amended ("Loan Agreement"), effective on the date hereof, and the parties hereby mutually release and forever discharge one another, and their respective successors, representatives, assigns, officers, directors, agents, employees, and attorneys, and each of them, of and from any and all claims, demands, debts, liabilities, actions, and causes of action of every kind and character based upon or arising out of the Loan Agreement (except as hereinafter specifically set forth). Notwithstanding termination of the Loan Agreement, all obligations of Borrower under the Loan Agreement which by their terms are intended to survive termination shall continue in full force and effect.

     The parties hereby specifically waive as against one another any rights they, or any of them, may have under Section 1542 of the California Civil Code, which provides as follows:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

     The parties hereby warrant and represent that they have not assigned or in any other way conveyed, transferred, or encumbered all or any portion of the claims or rights covered by this Release. The parties, and each of them, execute this Release voluntarily, after consultation with counsel, and with full knowledge of its significance.

     The release by BABC provided for herein is conditional upon the final payment, in cash, of all of Borrower's "Obligations" (as defined in the Loan Agreement) and all checks and other instruments delivered by Borrower to BABC, and Borrower agrees to repay BABC, on demand, the amount of any such check or other instrument that may be returned for nonpayment and any other Obligations which remain unpaid. Borrower further agrees to indemnify BABC against any and all claims, debts, liabilities, obligations, actions, proceedings, penalties, judgments, causes of action, costs, and expenses (including, without limitation attorneys' fees) of every kind, which BABC may sustain or incur as a result of Borrower's failure to pay any payroll or other taxes of Borrower or as a result of any other acts, omission, or occurrence relating to Borrower.

        This Release, the Loan Agreement, and the other written documents and instruments between the parties set forth in full all of the representations and agreements of the parties, and this Release may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto.

                                        SPORT CHALET, INC.


                                        By    /s/ Howard K. Kaminsky
                                              -------------------------
                                        Title  V. P. Finance
                                              -------------------------


                                        BANKAMERICA BUSINESS CREDIT, INC.


                                        By    /s/ Margret Lambka
                                              -------------------------
                                        Title  Vice President
                                              -------------------------

        The undersigned, Bank of America NT&SA ("Bank"), agrees to indemnify BankAmerica Business Credit, Inc.("BABC") from, and hold BABC harmless against, all losses and liabilities which BABC may incur at any time as a result of any nonpayment, claim, refund, or chargeback of any check or other item which has been credited by BABC to Borrower's account with BABC, together with any expenses or other charges incident thereto. The amount of any such losses or liabilities indemnified hereunder shall be paid to BABC promptly by Bank upon BABC's demand therefor, and the amount of such demand shall be conclusive upon Bank. Bank acknowledges and agrees that its obligation to make such payments shall not be conditioned upon any prior demand by BABC upon Borrower with respect thereto.

                                        BANK OF AMERICA NT&SA


                                        By  /s/ Jeff Thom
                                           --------------------------------
                                        Title  Vice President
                                              ----------------------------


                                       2